SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 23, 2007
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                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)


                    1-15157                        36-2552989
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           (Commission File Number) (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois 60045
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions
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On January 23, 2007, the Company issued a press release announcing the Company's fourth quarter and full year 2006 earnings. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.


Item 9.01. Financial Statements and Exhibits
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(c)  Exhibits

     Exhibit No.                  Description
     -----------                  -----------
     99.1                         Press Release dated January 23, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 23, 2007

PACTIV CORPORATION


By: /s/ Christine J. Hanneman
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      Christine J. Hanneman
      Vice President, Investor Relations